                                                                  Exhibit (e)(5)

     SERVICE REQUEST

                                                    INCOME ADVANTAGE SELECT (SM)

                                                           AMERICAN GENERAL LIFE

INCOME ADVANTAGE SELECT(SM) - FIXED OPTION                           Oppenheimer Variable Account Funds
     .    Division 301 - AGL Declared Fixed Interest Account              .    Division 726/774-G - Balanced
INCOME ADVANTAGE SELECT(SM) - VARIABLE DIVISIONS                          .    Division 727/775-G - Global Securities
AIM Variable Insurance Funds                                         PIMCO Variable Insurance Trust
     .    Division 701/749-G - Global Real Estate                         .    Division 728/776-G - CommodityRealReturn(TM) Strategy
     .    Division 700/748-G - International Growth                       .    Division 732/780-G - Global Bond (Unhedged)
The Alger American Fund                                                   .    Division 729/777-G - Real Return
     .    Division 702/750-G - Capital Appreciation                       .    Division 730/778-G - Short-Term
     .    Division 703/751-G - MidCap Growth                              .    Division 731/779-G - Total Return
American Century Variable Portfolios, Inc.                           Pioneer Variable Contracts Trust
     .    Division 704/752-G - Value                                      .    Division 733/781-G - Mid Cap Value
Credit Suisse Trust                                                  Putnam Variable Trust
     .    Division 705/753-G - U.S. Equity Flex I                         .    Division 734/782-G - Diversified Income
Dreyfus Variable Investment Fund                                          .    Division 735/783-G - Small Cap Value
     .    Division 706/754-G - International Value                   SunAmerica Series Trust
Fidelity Variable Insurance Products                                      .    Division 736/784-G - Aggressive Growth
     .    Division 707/755-G - Asset Manager (SM)                         .    Division 737/785-G - Balanced
     .    Division 708/756-G - Contrafund(R)                         VALIC Company I
     .    Division 709/757-G - Equity-Income                              .    Division 738/786-G - International Equities
     .    Division 710/758-G - Freedom 2020                               .    Division 739/787-G - Mid Cap Index
     .    Division 711/759-G - Freedom 2025                               .    Division 740/788-G - Money Market I
     .    Division 712/760-G - Freedom 2030                               .    Division 741/789-G - Nasdaq-100(R) Index
     .    Division 713/761-G - Growth                                     .    Division 742/790-G - Science and Technology
     .    Division 714/762-G - Mid Cap                                    .    Division 743/791-G - Small Cap Index
Franklin Templeton Variable Insurance Products Trust                      .    Division 744/792-G - Stock Index
     .    Division 715/763-G - Franklin Small Cap Value Securities   Van Kampen Life Investment Trust
     .    Division 716/764-G - Mutual Shares Securities                   .    Division 745/793-G - Growth and Income
Janus Aspen Series                                                   Vanguard Variable Insurance Fund
     .    Division 719/767-G - Enterprise                                 .    Division 746/794-G - High Yield Bond
     .    Division 717/765-G - Forty                                      .    Division 747/795-G - REIT Index
JPMorgan Insurance Trust
     .    Division 925/926-G - Core Bond
     .    Division 721/769-G - International Equity
MFS Variable Insurance Trust
     .    Division 722/770-G - New Discovery
     .    Division 723/771-G - Research
Neuberger Berman Advisers Management Trust
     .    Division 725/773-G - Mid-Cap Growth
     .    Division 724/772-G - Socially Responsive

AGLC103296                                                               Rev0509

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
[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")          (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax:(713)620-6653

[_] POLICY               1.   POLICY #: _______________________ Insured:____________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
COMPLETE THIS SECTION         Primary Owner (If other than an insured): _____________________________________
FOR ALL REQUESTS              Address: _____________________________________________________________ New Address (yes) (no)
                              Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this                 Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
section if the name
of one of the                 ____________________________________________________   _______________________________________________
Insured, Owner,               Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
Payor or Beneficiary
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (301) AGL Declared Fixed Interest
    PERCENTAGES                     Account                            ______ _____  Oppenheimer Variable Account Funds
                              AIM Variable Insurance Funds                           (726/774-G) Balanced               ______ _____
Use this section to           (701/749-G) Global Real Estate*          ______ _____  (727/775-G) Global Securities*     ______ _____
indicate how                  (700/748-G) International Growth*        ______ _____  PIMCO Variable Insurance Trust
premiums or monthly           The Alger American Fund                                (728/776-G) CommodityRealReturn(TM)
deductions are to be          (702/750-G) Capital Appreciation         ______ _____              Strategy*              ______ _____
allocated. Total              (703/751-G) MidCap Growth                ______ _____  (732/780-G) Global Bond (Unhedged) ______ _____
allocation in each            American Century Variable Portfolios, Inc.             (729/777-G) Real Return            ______ _____
column must equal             (704/752-G) Value                        ______ _____  (730/778-G) Short-Term             ______ _____
100%, whole numbers           Credit Suisse Trust                                    (731/779-G) Total Return           ______ _____
only.                         (705/753-G) U.S. Equity Flex I*          ______ _____  Pioneer Variable Contracts Trust
                              Dreyfus Variable Investment Fund                       (733/781-G) Mid Cap Value          ______ _____
                              (706/754-G) International Value*         ______ _____  Putnam Variable Trust
                              Fidelity Variable Insurance Products                   (734/782-G) Diversified Income     ______ _____
                              (707/755-G) Asset Manager(SM)            ______ _____  (735/783-G) Small Cap Value*       ______ _____
                              (708/756-G) Contrafund(R)                ______ _____  SunAmerica Series Trust
                              (709/757-G) Equity-Income                ______ _____  (736/784-G) Aggressive Growth      ______ _____
                              (710/758-G) Freedom 2020                 ______ _____  (737/785-G) Balanced               ______ _____
                              (711/759-G) Freedom 2025                 ______ _____  VALIC Company I
                              (712/760-G) Freedom 2030                 ______ _____  (738/786-G) International
                              (713/761-G) Growth                       ______ _____              Equities*              ______ _____
                              (714/762-G) Mid Cap                      ______ _____  (739/787-G) Mid Cap Index          ______ _____
                              Franklin Templeton Variable Insurance                  (740/788-G) Money Market I         ______ _____
                              Products Trust                                         (741/789-G) Nasdaq-100 (R) Index   ______ _____
                              (715/763-G) Franklin Small Cap Value                   (742/790-G) Science and
                                          Securities*                  ______ _____              Technology             ______ _____
                              (716/764-G) Mutual Shares Securities     ______ _____  (743/791-G) Small Cap Index*       ______ _____
                              Janus Aspen Series                                     (744/792-G) Stock Index            ______ _____
                              (719/767-G) Enterprise                   ______ _____  Van Kampen Life Investment Trust
                              (717/765-G) Forty                        ______ _____  (745/793-G) Growth and Income      ______ _____
                              JPMorgan Insurance Trust                               Vanguard Variable Insurance Fund
                              (925/926-G) Core Bond                    ______ _____  (746/794-G) High Yield Bond        ______ _____
                              (721/769-G) International Equity*        ______ _____  (747/795-G) REIT Index             ______ _____
                              MFS Variable Insurance Trust                           Other: __________________________  ______ _____
                              (722/770-G) New Discovery*               ______ _____                                      100%  100%
                              (723/771-G) Research                     ______ _____
                              Neuberger Berman Advisers Management Trust
                              (725/773-G) Mid-Cap Growth               ______ _____
                              (724/772-G) Socially Responsive          ______ _____

                              *    If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, this investment option is designated as a Restricted Fund.

AGLC103296                         Page 2 of 5                           Rev0509

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
[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this                 Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of               ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or
misplaced policy. If          duplicate policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Chose a day of the month between 1-28)
AVERAGING (DCA)               Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
($5,000 MINIMUM               DCA to be made from the following investment option: _________________________________________________
BEGINNING ACCUMULATION        Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
VALUE)
                              (301) AGL Declared Fixed Interest Account  $_________  Oppenheimer Variable Account Funds
An amount can be              AIM Variable Insurance Funds                           (726) Balanced                     $_________
systematically                (701) Global Real Estate                   $_________  (727) Global Securities            $_________
transferred from any          (700) International Growth                 $_________  PIMCO Variable Insurance Trust
one investment                The Alger American Fund                                (728) CommodityRealReturn(TM)
option and directed           (702) Capital Appreciation                 $_________        Strategy                     $_________
to one or more of             (703) MidCap Growth                        $_________  (732) Global Bond (Unhedged)       $_________
the investment                American Century Variable Portfolios, Inc.             (729) Real Return                  $_________
options below. The            (704) Value                                $_________  (730) Short-Term                   $_________
AGL Declared Fixed            Credit Suisse Trust                                    (731) Total Return                 $_________
Interest Account is           (705) U.S. Equity Flex I                   $_________  Pioneer Variable Contracts Trust
not available for             Dreyfus Variable Investment Fund                       (733) Mid Cap Value                $_________
DCA. Please refer to          (706) International Value                  $_________  Putnam Variable Trust
the prospectus for            Fidelity Variable Insurance Products                   (734) Diversified Income           $_________
more information on           (707) Asset Manager(SM)                    $_________  (735) Small Cap Value              $_________
the DCA option.               (708) Contrafund(R)                        $_________  SunAmerica Series Trust
                              (709) Equity-Income                        $_________  (736) Aggressive Growth            $_________
NOTE: DCA is not              (710) Freedom 2020                         $_________  (737) Balanced                     $_________
available if the              (711) Freedom 2025                         $_________  VALIC Company I
Automatic                     (712) Freedom 2030                         $_________  (738) International Equities       $_________
Rebalancing option            (713) Growth                               $_________  (739) Mid Cap Index                $_________
or GMWB Rider have            (714) Mid Cap                              $_________  (740) Money Market I               $_________
been chosen                   Franklin Templeton Variable Insurance Products Trust   (741) Nasdaq-100(R) Index          $_________
                              (715) Franklin Small Cap                               (742) Science and Technology       $_________
                                    Value Securities                     $_________  (743) Small Cap Index              $_________
                              (716) Mutual Shares Securities             $_________  (744) Stock Index                  $_________
                              Janus Aspen Series                                     Van Kampen Life Investment Trust
                              (719) Enterprise                           $_________  (745) Growth and Income            $_________
                              (717) Forty                                $_________  Vanguard Variable Insurance Fund
                              JPMorgan Insurance Trust                               (746) High Yield Bond              $_________
                              (925) Core Bond                            $_________  (747) REIT Index                   $_________
                              (721) International Equity                 $_________  Other: _________________________   $_________
                              MFS Variable Insurance Trust
                              (722) New Discovery                        $_________
                              (723) Research                             $_________
                              Neuberger Berman Advisers Management Trust
                              (725) Mid-Cap Growth                       $_________
                              (724) Socially Responsive                  $_________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC103296                         Page 3 of 5                           Rev0509

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
[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic                     ________% :_______________________________________   _______% :_______________________________________
Rebalancing Option            ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
FOR TRANSACTIONS              instructions, if elected, to transfer values among the Variable Divisions and AGL Declared
                              Fixed Interest Account and to change allocations for future premium payments and monthly
Complete this                 deductions.
section if you are
applying for or               Initial the designation you prefer:
revoking current              _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or                  _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
e-service privileges.                   firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by
                              AGL in its home office.

                              ____________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ____________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: ______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $_______ or ______% from ___________________________ to ____________________________________
                              Transfer $_______ or ______% from ___________________________ to ____________________________________
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________
transfers is                  Transfer $_______ or ______% from ___________________________ to ____________________________________
$500.00. Withdrawals          Transfer $_______ or ______% from ___________________________ to ____________________________________
from the AGL                  Transfer $_______ or ______% from ___________________________ to ____________________________________
Declared Fixed
Interest Account to
a Variable Division
may only be made
within the 60 days
after a policy
anniversary. See
transfer limitations
outlined in
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.

AGLC103296                         Page 4 of 5                           Rev0509

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
[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN               _____ I request a loan in the amount of $ ____________.

Use this section to           _____ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or             Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
policy loan against           percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
policy values. For            Interest Account and Variable Divisions in use.
detailed information
concerning these two          ____________________________________________________________________________________________________
options please refer
to your policy and            ____________________________________________________________________________________________________
its related
prospectus. If                ____________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this                 to have withholding apply by checking the appropriate box below. If you elect not to have
section if you have           withholding apply to your distribution or if you do not have enough income tax withheld, you may be
applied for a                 responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
partial surrender in          your withholding and estimated tax are not sufficient.
Section 11.

                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
Complete this
section for ALL               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
requests.                     THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________ , __________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC103296                         Page 5 of 5                           Rev0509